SECOND AMENDMENT TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


     This Second Amendment to Fourth Amended and Restated Credit Agreement (this "Amendment") dated as of July 3, 2002 (the "Amendment Effective Date"), is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Borrower"), each Bank (as defined in the Credit Agreement referred to below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (in such capacity, together with its successors in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, together with its successors in such capacity, the "Collateral Agent"), and as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the "Issuer"), CIBC INC., individually and as syndication agent (in such capacity together with its successors in such capacity, the "Syndication Agent"), and BNP PARIBAS, a French bank acting through its Houston Agency, individually and as documentation agent (in such capacity, together with its successors in such capacity, the "Documentation Agent") and as co-arranger, CIBC WORLD MARKETS CORP., as co-arranger and DEUTSCHE BANK SECURITIES INC. (formerly named Deutsche Banc Alex. Brown Inc.), as sole lead arranger and sole bookrunner.

                                R E C I T A L S:

     WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent (collectively, the "Agents"), and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 19, 2002 and as otherwise amended from time to time to the Amendment Effective Date (the "Credit Agreement"), pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

     WHEREAS, the Borrower has requested that the Credit Agreement be amended to modify the maximum Funded Debt to EBITDA Ratio that the Borrower shall be permitted to maintain on the terms and subject to the conditions as set forth herein; and

     WHEREAS, the Borrower (i) intends to sell, or cause one or more of its Subsidiaries to sell, certain Oil and Gas Properties by an auction currently scheduled to occur in August, 2002, and (ii) is currently evaluating the disposition of certain other Oil and Gas Properties owned by the Borrower or one or more of its Subsidiaries by means of a monetization transaction with a financial institution (any such transaction, herein the "Monetization Transaction"); provided that, for avoidance of doubt, it is expressly acknowledged and agreed by the Borrower that nothing contained in this Amendment shall constitute (or be deemed to constitute) consent by the Banks or the Agents to the Borrower or any Subsidiary of the Borrower entering into the Monetization Transaction); and

     WHEREAS, the maximum Funded Debt to EBITDA Ratio that the Borrower shall be permitted to maintain will depend on whether the Monetization Transaction occurs; and

     WHEREAS, pursuant to Section 7.1.1(m)(ii) of the Credit Agreement, the Borrower has covenanted, inter alios, to deliver a Reserve Report dated as of June 30, 2002, on the basis of which the Administrative Agent and the Banks shall redetermine the Borrowing Base in accordance with Section 2.8.2 of the Credit Agreement (such redetermination of the Borrowing Base based on the Reserve Report dated as of June 30, 2002, herein the "2002 Mid-Year Redetermination"); and

     WHEREAS, subject to the terms and conditions of this Amendment, the Banks, the Agents and the Issuer are willing to enter into this Amendment;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

     Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a) From and after the Amendment Effective Date until the effective date of the 2002 Mid-Year Redetermination (but only during such period), the grid contained in the definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement shall be, and hereby is, amended and restated in its entirety to provide as set forth on the attached Annex I. For the avoidance of doubt, the parties hereto agree that upon the effective date of the 2002 Mid-Year Redetermination, the definition of "Applicable Margin" set forth in
Section 1.1 of the Credit Agreement shall be further amended by deleting the grid set forth on the attached Annex I from such definition and inserting in its place the grid in effect on the day immediately preceding the Amendment Effective Date.

     (b) Section 1.1 of the Credit  Agreement is hereby amended by inserting the
following  definition  of  "Monetization   Transaction"  in  its  alphabetically
appropriate place:

     "Monetization Transaction" means any monetization transaction or series of related monetization transactions in respect of the disposition of Oil and Gas Properties owned by the Borrower or one or more of its Subsidiaries between or among, as appropriate, the Borrower or one or more of its Subsidiaries and another Person or Persons.

     (c) From and after the Amendment Effective Date until the effective date of the 2002 Mid-Year Redetermination (but only during such period), Borrowing Base Usage shall be deemed to be greater than 80% for purposes of Section 7.2.5(k) and Section 7.2.6 of the Credit Agreement, it being the intention of parties hereto that the Borrower shall not be permitted, and shall not permit any of its Subsidiaries, to make Investments pursuant to Section 7.2.5(k) of the Credit Agreement or Restricted Payments pursuant to the proviso contained in Section
7.2.6 of the Credit Agreement during such period.

     (d) Clause (a) of Section 7.2.4 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

     "(a) its Funded Debt to EBITDA Ratio as of any consecutive four-Fiscal Quarter period ending after September 30, 2001 to be greater than the ratio set forth opposite the ending date of such consecutive four-Fiscal Quarter period in the table immediately below:

                           If the Monetization
Consecutive Four-Fiscal     Transaction Shall    If the Monetization Transaction
 Quarter Period Ending      Not Have Occurred         Shall Have Occurred

March 31, 2002                 3.75 to 1.00             3.75 to 1.00
June 30, 2002                  4.25 to 1.00             4.25 to 1.00
September 30, 2002             4.25 to 1.00             4.00 to 1.00
December 31, 2002              3.75 to 1.00             3.75 to 1.00
March 31, 2003                 3.75 to 1.00             3.50 to 1.00
June 30, 2003                  3.50 to 1.00             3.50 to 1.00
and thereafter

     ; provided that the Borrower, the Administrative Agent and the Banks agree that the pro forma Consolidated EBITDA shall equal $35,700,000.00 for the Fiscal Quarter ending December 31, 2001, $44,700,000.00 for the Fiscal Quarter ending September 30, 2001, $55,200,000.00 for the Fiscal Quarter ending June 30, 2001, and $69,700,000.00 for the Fiscal Quarter ending March 31, 2001;

     Section 3. No Consent to Monetization Transaction. Nothing contained in this Amendment shall constitute (or be deemed to constitute) consent by the Banks or the Agents to the Borrower or any Subsidiary of the Borrower entering into the Monetization Transaction or executing any agreement committing the Borrower or any Subsidiary of the Borrower to enter into the Monetization Transaction. Nothing contained in this Amendment shall operate as a waiver of any breach of the Credit Agreement by the Borrower or any Subsidiary of the Borrower that occurs as a result of the Borrower entering into the Monetization Transaction or executing any agreement committing the Borrower or any Subsidiary of the Borrower to enter into the Monetization Transaction.

     Section 4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

     (a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Agents, the Issuer and the Majority Banks, and duly acknowledged by each of the Guarantors.

     (b) Officer's Certificate. The Administrative Agent shall have received a Certificate duly executed by an Authorized Officer of the Borrower setting forth in reasonable detail the date(s), amount(s) and recipient(s) of all (i) Investments made by the Borrower or any Restricted Subsidiary of the Borrower under Section 7.2.5(k) of the Credit Agreement, and (ii) Restricted Payments made by the Borrower or any Restricted Subsidiary of the Borrower under the proviso contained in Section 7.2.6 of the Credit Agreement, in each case during the period from (and including) the March 15, 2002 to (and including) July 3, 2002.

     (c) Other Conditions. The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

     Section 5. Ratification of Credit Agreement. Except as expressly amended or modified by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

     Section 6. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

     Section 7. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to "this Agreement", "this Note", "this Mortgage", "this Guaranty", "this Pledge Agreement", "hereunder", "hereof" or words of like import, referring to such Loan Document, and each reference in each other Loan Document to "the Credit Agreement", "the Notes", "the Mortgages", "the Guaranty", "the Pledge Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 8. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     Section 9. Applicable Law. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     Section 10. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuer, the Banks and the Borrower and their respective successors and assigns.

     Section 11. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 12. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                            [Signature pages follow]

EXECUTED as of the day and year first above written.

                  BORROWER:

                  MAGNUM HUNTER RESOURCES, INC.


                  By:
                       ------------------------------------------------
                        Name:  Chris Tong
                        Title:     Senior Vice President
                                   Chief Financial Officer



                   ADMINISTRATIVE AGENT, COLLATERAL AGENT AND ISSUER:
                   -------------------------------------------------

                   DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company)


                   By
                        -----------------------------------------------
                        Name:
                        Title:



                   SYNDICATION AGENT:
                   -----------------

                   CIBC INC.


                   By
                        -----------------------------------------------
                        Name:
                        Title:

                   DOCUMENTATION AGENT:
                   -------------------

                   BNP PARIBAS


                   By:
                        -------------------------------------------------
                        Name:
                        Title:

                                     - and -

                   By:
                        -------------------------------------------------
                       Name:
                       Title:

                  BANKS:
                  -----

                  DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company)


                  By:
                       ---------------------------------------------------
                                      Name:
                                     Title:



                  CIBC INC.


                  By:
                       ---------------------------------------------------
                    Name:
                   Title:



                 BNP PARIBAS


                 By:
                      ----------------------------------------------------
                    Name:
                   Title:

                                     - and -

                 By:
                      ----------------------------------------------------
                    Name:
                   Title:



                 FORTIS CAPITAL CORP.


                 By:
                      ------------------------------------------------------
                    Name:
                   Title:

                                     - and -

                By:
                     ----------------------------------------------------
                    Name:
                   Title:

                BANK OF SCOTLAND


                By:
                     ----------------------------------------------------
                      Name:
                     Title:



                BANK OF NOVA SCOTIA


                By:
                     ----------------------------------------------------
                      Name:
                     Title:



                UNION BANK OF CALIFORNIA, N.A.


                By:
                     ----------------------------------------------------
                      Name:
                     Title:



               COMPASS BANK


               By:
                   --------------------------------------------------------
                  Name:
                  Title:



                WELLS FARGO BANK TEXAS, NA


                By:
                     ------------------------------------------------------
                  Name:
                  Title:

               COMERICA BANK - TEXAS


               By:
                    -------------------------------------------------------
                   Name:
                  Title:



               WASHINGTON MUTUAL BANK, FA


               By:
                    ------------------------------------------------------
                   Name:
                  Title:



              HIBERNIA NATIONAL BANK


              By:
                   -------------------------------------------------------
                   Name:
                  Title:



             U.S. BANK NATIONAL ASSOCIATION


             By:
                  -------------------------------------------------------
                   Name:
                  Title:

                          ACKNOWLEDGMENT BY GUARANTORS


     Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of June 14, 2002 (the "Second Amendment"), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the First Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the First Amendment.

     Executed to be effective as of June 14, 2002.

                                   GUARANTORS:

                                    HUNTER GAS GATHERING, INC.
                                    GRUY PETROLEUM MANAGEMENT CO.
                                    MAGNUM HUNTER PRODUCTION, INC.
                                    CONMAG ENERGY CORPORATION
                                    TRAPMAR PROPERTIES, INC.
                                    PINTAIL ENERGY, INC.
                                    PRIZE OPERATING COMPANY
                                    PEC (DELAWARE), INC.
                                    OKLAHOMA GAS PROCESSING, INC.

                                    By:
                                         --------------------------------------
                                         Name:  Chris Tong
                                         Title:    Senior Vice President and
                                                      Chief Financial Officer



                                    PRIZE ENERGY RESOURCES, L.P.

                                    By:      Prize Operating Company,
                                             as its general partner


                                    By:
                                             ----------------------------------
                                    Name:        Senior Vice President and
                                                 Chief Financial Officer

                                                                         Annex I


==============================================================================
  Borrowing Base
    Usage (BBU)       Base Rate Loans   LIBO Rate Loans    Letters of Credit
BBU < 25%                  0.25%             1.50%               1.50%
25% <= BBU < 50%           0.50%             1.75%               1.75%
50 <= BBU < 75%            0.75%             2.00%               2.00%
75% <= BBU < 90%           1.00%             2.25%               2.25%
BBU = 90%                  1.25%             2.50%               2.50%
==============================================================================